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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2003


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of January 1, 2003, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2003-1)


                      New Century Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                  333-72880           33-0852169
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(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                    File Number)        Identification Number)

18400 Von Karman, Suite 1000
Irvine, California 92612                         92612
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(Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits:

                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.               Description
-----------                -----------               -----------

1                          5.1, 8.1, 23.1            Opinion and Consent of
                                                     Thacher Proffitt & Wood.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 24, 2003


                                         NEW CENTURY MORTGAGE SECURITIES, INC.

                                         By:      /s/ Kevin M. Cloyd
                                              ---------------------------------
                                         Name:    Kevin M. Cloyd
                                         Title:   Executive Vice-President

                                  EXHIBIT INDEX


                    Item 601(a) of
Exhibit             Regulation S-K
Number              Exhibit No.                  Description
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1                   5.1, 8.1, 23.1               Opinion and Consent of Counsel

                                   EXHIBIT 5.1